                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Section
     240.14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    CHAPMAN CAPITAL MANAGEMENT HOLDINGS, INC.
                (Name of Registrant as Specified in its Charter)
                    ----------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)  Title of each class of securities to which transaction applies:
           --------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:
           --------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:
           --------------------------------------------------------------
       (5) Total fee paid:
           --------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:
      ------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:
           -------------------------------------------------------------
      (2)  Form, Schedule or Registration Statement No.:
           -------------------------------------------------------------
      (3)  Filing Party:
           -------------------------------------------------------------
      (4)  Date Filed:
           -------------------------------------------------------------

                    CHAPMAN CAPITAL MANAGEMENT HOLDINGS, INC.
                          World Trade Center-Baltimore
                                   28th Floor
                              401 East Pratt Street
                            Baltimore, Maryland 21202


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         An annual meeting of stockholders of Chapman Capital Management Holdings, Inc. (the "Company"), will be held at the offices of the Company, World Trade Center-Baltimore, 28th Floor, 401 East Pratt Street, Baltimore, Maryland, on May 25, 1999 at 9:00 A.M. local time to act on the following matters:

          1. Election of directors to serve until their successors are elected and qualify;

          2. Ratification of the selection of Arthur Andersen LLP as certified independent auditors for the Company;

          3.   Such other business as may properly come before the meeting.

         Only stockholders of record at the close of business on April 14, 1999, are entitled to notice of and to vote at such meeting or any adjournments thereof.



                                              /s/ Earl U. Bravo, Sr.
                                              ------------------------
April 23, 1999                                Earl U. Bravo, Sr.
                                                       Secretary



PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY REVOKE YOUR PROXY.

                    CHAPMAN CAPITAL MANAGEMENT HOLDINGS, INC.
                          World Trade Center-Baltimore
                                   28th Floor
                              401 East Pratt Street
                            Baltimore, Maryland 21202

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 25, 1999

         The enclosed proxy is solicited by the Board of Directors of Chapman Capital Management Holdings, Inc. (the "Company") for use at the annual meeting of stockholders of the Company to be held at the offices of the Company, World Trade Center-Baltimore, 28th Floor, 401 East Pratt Street, Baltimore, Maryland, on March 25, 1999, at 9:00 A.M. local time. This Proxy Statement and form of Proxy were first mailed to stockholders on or about April 23, 1999.

         The Board of Directors has selected Nathan A. Chapman, Jr. and Earl U. Bravo, Sr., or either of them, to act as proxies with full power of substitution. Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by directors, officers and employees of the Company with no additional compensation to them. Nominees will, upon request, be supplied with additional proxy materials and will be reimbursed by the Company for their reasonable expenses in sending these materials to their principals. The cost of printing and mailing this notice and proxy statement and proxy form and of soliciting proxies will be borne by the Company.

         Management knows of no business to be brought before the meeting except as set forth in the notice of the meeting. If any other matters should come before the meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment.

         A stockholder may revoke his proxy by notifying the Company in writing prior to the meeting, by subsequently executing another proxy or by attending the meeting and giving oral notice of revocation to the Chairman of the meeting.

         Stockholders are urged to return their proxies promptly in order to ensure action by a quorum and to avoid the expense of additional solicitation.

         THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT ON FORM 10-KSB TO ANY STOCKHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO EARL U. BRAVO, SECRETARY, CHAPMAN CAPITAL MANAGEMENT HOLDINGS, INC., WORLD TRADE CENTER-BALTIMORE, 28TH FLOOR, 401 EAST PRATT STREET, BALTIMORE, MARYLAND 21202, TELEPHONE (800) 752-1013.

         Stockholders of record at the close of business on April 14, 1999 ("Record Date"), are entitled to vote at the meeting. On the Record Date the Company had outstanding 3,351,334 shares of Common Stock. In the election of directors, each share is entitled to one vote for each director to be elected; however, cumulative voting is not permitted. For all matters except the election of directors, each share is entitled to one vote. The presence in person or by proxy of the holders of one-third of the shares entitled to vote at the meeting is required to constitute a quorum for the transaction of business.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         Four directors are to be elected at the Meeting to serve until the 2000 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock present or represented by proxy at the Meeting with a quorum present. Abstentions and broker non-votes are not considered to be votes cast.

         Unless otherwise indicated in the enclosed proxy, the persons named in such proxy intend to nominate and vote for the election of the following four nominees for the office of director of the Company, to serve as directors until the 2000 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Each nominee has consented to the nomination and has agreed to serve if elected. If any of the nominees should not be available for election, the persons named as proxies may vote for other persons in their discretion. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

         The Board of Directors has nominated the persons specified below, each of whom is currently a director of the Company, for election as directors. The names and ages (as of April 23, 1999) of the nominees and executive officers of the Company are set forth below:

DIRECTORS AND EXECUTIVE OFFICERS


         NAME OF NOMINEE             AGE                     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
         ---------------             ---

Nathan A. Chapman, Jr.               41     Mr. Chapman has been President and Director since 1986 of The Chapman Co.,
President, Chairman of the Board            President and Director since 1988 of Chapman Capital Management, Inc.,
and Nominee for Director                    President and Director of Chapman Holdings, Inc. since 1997, President and
                                            Director of Chapman Capital Management Holdings, Inc. since 1998 and
                                            President and Director of The Chapman Funds, Inc. since 1988.  Mr. Chapman is a Certified Public Accountant, a General Securities Principal, Registered
                                            Options Principal, and Registered Municipal Principal.


Earl U. Bravo, Sr.                   50     Mr. Bravo has been Secretary and Assistant Treasurer since 1997 of The
Vice President, Secretary,                  Chapman Co., Senior Vice President, Secretary, Assistant Treasurer and
Assistant Treasurer and Nominee             Director of Chapman Holdings, Inc. since 1997, Vice President, Secretary,
for Director                                Assistant Treasurer and Director of Chapman Capital Management Holdings,
                                            Inc. since 1998.  Mr. Bravo is Secretary and Assistant Treasurer of The
                                            Chapman Funds, Inc.  Mr. Bravo has been employed in various senior executive positions with The Chapman Co. and Chapman Capital Management, Inc. since
                                            1990.  Mr. Bravo is a General Securities Principal, Financial and Operations
                                            Principal, and Registered Representative.

Theron Stokes                        47     Mr. Stokes has been an attorney for the Alabama Education Association since
Nominee for Director                        1993 and has been a Director of Chapman Capital Management Holdings, Inc.
                                            since 1998.

Robert L. Wallace                    42     Mr. Wallace has been President of the BiTH Group, Inc. since 1993.  Mr.
Nominee for Director                        Wallace is the author of "Black Wealth Through Black Entrepreneurship." He has been a Director of Chapman Capital Management Holdings, Inc. since 1998.

Maria Markham Thompson               41     Ms. Thompson has been Chief Financial Officer of the Company since 1998 and
Chief Financial Officer                     portfolio manager and administrator of Chapman Capital Management, Inc.
                                            since 1997. Ms. Thompson was in private practice as a certified public accountant from 1996 to 1997 and was Director of the Maryland
                                            Water Quality Financing Administration from 1989 to 1996,
                                            during which she also served as Director of Finance and Central
                                            Services for the Maryland Department of the Environment for 18 months.

M. Lynn Ballard                      55     Ms. Ballard has been Treasurer and Assistant Secretary since 1997 of The
Treasurer and Assistant Secretary           Chapman Co., Treasurer and Assistant Secretary of Chapman Holdings, Inc.
                                            since 1997 and Chapman Capital Management Holdings, Inc. since 1998.  Ms.
                                            Ballard has been employed as a senior financial executive of The Chapman Co.
                                            and Chapman Capital Management, Inc. since 1988.  Ms. Ballard is Treasurer and Assistant Secretary of The Chapman Funds, Inc.


         The Board of Directors held two meetings during 1998. All directors of the Company attended each meeting after their election to the Board of Directors.

         The Board of Directors has two standing committees, Compensation and Audit. In addition, the Board of Directors, from time to time, establishes special committees which have a limited duration. The Board of Directors has not established a Nominating Committee. The functions customarily attributable to a Nominating Committee are performed by the Board of Directors as a whole. The Board of Directors will not consider nominees submitted by the Company's stockholders.

         Effective April 7, 1998, the Board of Directors established the Audit Committee, which consists of Directors Wallace and Stokes. The Audit Committee did not meet during 1998. The Committee is responsible for overseeing the Company's internal accounting controls; recommending to the Board of Directors the selection of the Company's independent auditors;

reviewing the annual audit plan, annual report and results of the independent audit; reviewing supervisory examination reports; and initiating other special reviews when deemed necessary.

         Effective April 7, 1998, the Board of Directors established the Compensation Committee, which consists of Directors Wallace and Stokes. The Compensation Committee did not meet during 1998. The Committee sets the compensation of the President and administers the Company's Stock Option Plan.

COMPENSATION OF DIRECTORS

         Directors of the Company receive no cash compensation for their service to the Company as directors; however, they are reimbursed for all out-of-pocket expenses relating to attendance at meetings of the Board of Directors and any committee thereof. Members of the Board of Directors are eligible to receive stock options pursuant to the Company's Stock Option Plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of change in ownership of Common Stock of the Company. The same persons are also required by Commission regulation to furnish the Company with copies of all Section 16(a) forms that they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, and written representations that no other reports were required during the fiscal year ended December 31, 1998, compliance was made with all Section 16(a) filing requirements applicable to the Company's executive officers and directors except with respect to Maria Markham Thompson's appointment as Chief Financial Officer of the Corporation, which should have been reported on Form 3, but with was instead reported on a late Form 5 for year-end 1998. With respect to greater than 10% beneficial owners other than Nathan A. Chapman, Jr., the Company has not received copies of any reports filed by such persons with the Commission and has received no written representations from such persons.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF EACH OF THE NOMINEES NAMED ABOVE AS A DIRECTOR OF THE CORPORATION.

            PROPOSAL 2 - RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS
                           INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP served as independent auditors of the Company for its fiscal year ended December 31, 1998. Arthur Andersen LLP have no direct or material indirect interest in the Company or its subsidiary, Chapman Capital Management, Inc. At a meeting held on January 27, 1999, the Company's Directors who are not employees of the Company, with the concurrence of the Board of Directors, selected Arthur Andersen LLP as independent auditors of the Company for the current fiscal year, subject to ratification by the stockholders.

         The Board of Directors of the Company has determined that utilizing the services of Arthur Andersen LLP is in the best interests of the Company.

         Arthur Andersen LLP is not currently expected to have a representative present at the Meeting and, therefore, will not make a statement or respond to questions at the Meeting.

         The affirmative vote of a majority of the shares voted at the Meeting, assuming a quorum is present, is required to ratify the selection of auditors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information regarding the beneficial ownership of shares of the Company's Common Stock as of February 28, 1999 by (i) each person known by the Company to own beneficially 5% or more of its outstanding shares of Common Stock, (ii) each director, (iii) each executive officer, and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares, subject to community property laws where applicable.

             NAME AND ADDRESS OF                               AMOUNT AND NATURE OF                  PERCENT OF SHARES OUTSTANDING
             BENEFICIAL OWNER                                  BENEFICIAL OWNERSHIP

             Nathan A. Chapman, Jr.....................         2,438,245 shares (1)                      72.6%
             401 E. Pratt Street
             Baltimore, MD 21202

             Earl U. Bravo, Sr.........................                 2,375 shares                        *
             401 E. Pratt Street
             Baltimore, MD 21202

             Theron Stokes.............................                 8,750 shares                        *
             401 E. Pratt Street
             Baltimore, MD 21202

             Robert L. Wallace.........................                   -0- shares                        *
             401 E. Pratt Street
             Baltimore, MD 21202

             All Directors and Executive...............             2,449,370 shares                      73.0%
             Officers as a Group


*    Represents less than one percent of the outstanding shares of Common Stock.

(1) Includes 151,620 shares, or 4.5% of the outstanding shares, held in inventory by The Chapman Co., as market-maker for the Common Stock, and 1,482 shares held in investment advisory accounts over which the Company's subsidiary, CCM has dispository discretion. Such shares have no voting rights as long as they are held by a subsidiary of the Company. The Chapman Co. is a wholly-owned subsidiary of Chapman Holdings, Inc ("CHI") and Mr. Chapman is President and Director of each of The Chapman Co. and CHI and Chairman and majority stockholder of CHI. Mr. Chapman disclaims beneficial ownership of the shares held by The Chapman Co. and CCM.


                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning compensation paid by the Company during the last three fiscal years, for services rendered in all capacities to the Company and its subsidiary, Chapman Capital Management, Inc., to the chief executive officer and the other most highly paid executive officers of the Company whose total annual salary and bonus exceeded $100,000 during the year ended December 31, 1998. No other executive officer of the Company received salary and bonus of $100,000 or more during such years.

SUMMARY COMPENSATION TABLE

                                                                                 ANNUAL COMPENSATION
 NAME AND PRINCIPAL POSITION                                    YEAR           SALARY            BONUS

 Nathan A. Chapman, Jr.....................................          1998          $100,000    $50,000
   President                                                         1997            79,500      25,000
                                                                     1996            72,000      72,000

         The Board of Directors of the Company has established the 1998 Chapman Capital Management Holdings, Inc. Omnibus Stock Plan (the "Plan") to enable the Company to grant equity compensation to the Company's directors, officers, employees and consultants. Pursuant to the Plan, 150,000 shares have been reserved for award thereunder. The Plan is administered by the Compensation Committee of the Board of Directors. No securities have been issued pursuant to the Plan as of the date of this statement.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On January 8, 1998, the Company, a newly-formed Maryland corporation, issued shares of Common Stock to The Chapman Co. in exchange for all of the outstanding equity securities of CCM, a registered investment advisor. Accordingly, CCM is currently a wholly-owned direct subsidiary of the Company. On February 26, 1998, The Chapman Co. and its sole stockholder, CHI effected a tax-free spin-off transaction pursuant to which all the outstanding shares of Common Stock of the Company was distributed to CHI and, immediately following such distribution, such Common Stock was distributed to the then-existing stockholders of CHI.

         The Chapman Co. is registered as a broker-dealer with the Commission and in approximately one-half of the states and the District of Columbia. The Chapman Co. is a member firm of the National Association of Securities Dealers, Inc. with revenue primarily deriving from brokerage services, corporate finance and government finance activities.

         Nathan A. Chapman, Jr., the President, Chairman of the Board, a Director and controlling stockholder of the Company, is the President, Chairman of the Board and a Director of CHI and The Chapman Co. and controlling stockholder of CHI. At the request of the Company, Mr. Chapman also serves as President and Director of CCM and The Chapman Funds, Inc. Earl U. Bravo, Sr., the Vice President, Secretary, Assistant Treasurer and a Director of the Company, is Senior Vice President, Secretary, and Assistant Treasurer of CHI and The Chapman Co. and a Director of CHI. M. Lynn Ballard, the Treasurer and Assistant Secretary of the Company is Treasurer and Assistant Secretary of CHI and The Chapman Co. At the request of the Company, Mr. Bravo and Ms. Ballard serve as Secretary and Assistant Treasurer and Treasurer and Assistant Secretary, respectively, of CCM and The Chapman Funds, Inc. Mr. Bravo also serves as Vice President of CCM.

         The Chapman Funds, Inc., a multi-series open-end management investment company, is registered under the Investment Company Act and was organized by the Company. DEM, Inc., a closed-end investment company, organized by the Company, was liquidated in September 1998 pursuant to the vote of its stockholders. Until such liquidation, at the request of the Company, Mr. Chapman served as President and Director, Mr. Bravo served as Vice President and Secretary and Ms. Ballard served as Treasurer of DEM, Inc.

         Until liquidation, the Company served as the investment advisor and administrator of DEM, Inc. In connection therewith, the Company was paid $138,614 and $149,669 in advisory and administrative fees in the years ended December 31, 1997 and December 31, 1998, respectively.

         The Company is the investment advisor and administrator of The Chapman U.S. Treasury Money Fund, a portfolio of The Chapman Funds, Inc. In connection therewith, the Company was paid $144,935 and $190,635 in advisory and administrative fees in the years ended December 31, 1997 and December 31, 1998, respectively.

         The Company is the investment advisor and administrator of the DEM Equity Fund, a portfolio of The Chapman Funds, Inc. The DEM Equity Fund became active in April 1998 and the Company was paid $69,356 in advisory and administrative fees in the year ended December 31, 1998.

         The Company has entered into agreements with The Chapman Funds, Inc. on behalf of four additional portfolios, the DEM Index Fund, the DEM Fixed Income Fund, the DEM Multi-Manager Bond Fund and the DEM Multi-Manager Equity Fund, to provide investment advisory and administration services; however, such funds are not currently active. However, the Company has a $88,071 receivable as of December 31, 1998, due from these portfolios related to costs paid on their behalf.

         In December 1995, Mr. Chapman loaned CCM $100,000, payable on demand, for the purchase of common stock of an affiliate. In March 1996, Mr. Chapman loaned CCM an additional $45,000, payable on demand. These loans provided for a fixed interest payment of $14,500, or an effective flat rate of 10% of the principal. On June 30 1998, the Company repaid these loans in full.

         The Company executed a 10-year note to CHI as of October 31, 1997 in the amount of $763,367 which accrued interest at 6.68% per annum. The proceeds of this loan were used by CCM to pay start-up costs in connection with its development of a proprietary investment product and for a non-competition agreement. On August 14, 1998, the Company repaid this loan in full.

         During the third quarter of 1998, the Company made two advances to Mr. Chapman totaling $110,000. Such advances are evidenced by a three-year note in the amount of $65,000, which bears interest at 5.48% per annum, and a demand note in the amount of $45,000, which bears interest at 5.48% per annum. As of December 31, 1998, Mr. Chapman owed the Company a total of $118,547 on such notes.

         Mr. Chapman is President and Treasurer and Mr. Bravo is Secretary of Chapman General Partner One, Inc., the general partner of Chapman Limited Partnership I (the "Partnership"). The Chapman Co. leases furniture and equipment from the Partnership, with part of such cost being allocated to the Company. The lease requires monthly payments of $9,846 and contains one year renewable terms, at the option of The Chapman Co., through September 2000, at which time The Chapman Co. can purchase the furniture and equipment at fair market value. Rent expense allocated to the Company under this lease agreement was $39,384 in 1997 and $59,076 in 1998. Management believes that the terms of these transactions were substantially as favorable to the Company as those available from non-affiliates.

         On November 10, 1998, The Chapman Co. erroneously deposited $291,207 in the Company's securities account. As of December 31, 1998, the Company owed The Chapman Co. $97,634 of this amount. The Company repaid The Chapman Co. in full on January 12, 1999.

         The Company shares office space, certain employees and other overhead with certain other entities controlled by Mr. Chapman including The Chapman Co. and The Chapman Insurance Agency Incorporated, a licensed insurance agency that has not engaged in significant operations to date. Pursuant to an expense allocation agreement, the Company is allocated compensation and benefits expense based upon the estimated percentage of such employees' time spent performing services for the Company. The Company is charged for other expenses based on actual or estimated usage. Pursuant to such expense allocation arrangements the Company owed CHI, $28,782 and $187,272 as of December 31, 1997 and 1998, respectively. The Company treats such outstanding allocation amounts as normal expenses to be paid in the ordinary course of business. The common management and/or ownership among the Company and other entities controlled by Mr. Chapman may involve potential conflicts of interest. See "Risk Factors--Certain Transactions; Relationships With Other Chapman Entities; Conflicts of Interest."

         As of June 9, 1998, the Company and Mr. Chapman entered into a non-exclusive, royalty-free service mark licensing agreement pertaining to CCM's and the Company's use of the DEM, Domestic Emerging Markets, DEM Index, DEM Profile, DEM Universe, DEM Company, DEM Multi-Manager, Chapman, and stylized C-Eagle trademarks that are owned by Mr. Chapman.

         The Company intends that all transactions with affiliates of the Company will be approved by a majority of the Board of Directors, including a majority of the disinterested, independent Directors.

                              STOCKHOLDER PROPOSALS

         From time to time, stockholders of the Company submit proposals which they believe should be voted upon at the Annual Meeting or nominate persons for election to the Board of Directors. In accordance with the Company's Bylaws, any such proposal or nomination must be submitted in writing to the Secretary of the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of the annual meeting. This submission must include certain specified information concerning the proposal or nominee, as the case maybe, and information as to the proponent's ownership of Common Stock of the Company. Proposals or nominations not meeting these requirements will not be entertained at an annual meeting. The Secretary should be contacted in writing at the address on the first page of this Proxy Statement to make any submission or to obtain additional information as to the proper form and content of submissions.

         Pursuant to applicable rules under the Securities Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in the Company's 2000 Proxy Statement. Any such stockholder proposals must be submitted in writing to the Secretary of the Company no later than December 29, 1999. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regards to the detailed requirements of such securities rules. It is suggested that proposals be forwarded by certified mail, return receipt requested.

                                  OTHER MATTERS

         At the date hereof, there are no other matters which the Board of Directors intends to present or has reason to believe others will present at the Annual Meeting. If other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

                              REPORT ON FORM 10-KSB

         The Annual Report on Form 10-KSB and applicable exhibits are available to stockholders free of charge upon written request. Requests should be sent to Chapman Capital Management Holdings, Inc., World Trade Center-Baltimore, 28th Floor, 401 East Pratt Street, Baltimore, Maryland 21202. Attention: Earl U. Bravo, Sr., Secretary.


                                           By Order of the Board of Directors



April 23, 1999                             /S/ EARL U. BRAVO, SR.
                                           -----------------------------------
                                           Earl U. Bravo, Sr.
                                           Secretary

                    CHAPMAN CAPITAL MANAGEMENT HOLDINGS, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Nathan A. Chapman, Jr. and Earl U. Bravo, Sr., or either of them, the proxy or proxies of the undersigned with full powers of substitution, to vote all shares of Common Stock of Chapman Capital Management Holdings, Inc. held of record by the undersigned at the close of business on April 14, 1999, at the Annual Meeting of Stockholders of the Company to be held on Tuesday, May 25, 1999 at 9:00 a.m., local time and at any adjournment or adjournments thereof, upon the matters set forth herein.

PLEASE MARK YOUR CHOICE IN BLUE OR BLACK INK, PLEASE SIGN, DATE AND RETURN THIS
                 PROXY PROMPTLY USING THE ACCOMPANYING ENVELOPE

/X/   Please mark   If properly executed, the shares represented by this proxy
      votes as in   will be voted in the manner directed herein by the
      this example  undersigned stockholder, or to the extent directions are not given, such shares will be voted FOR each of the nominees and each other proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW AND A VOTE "FOR" PROPOSAL 2 AND 3.

1.       ELECTION OF DIRECTORS.

         Nominees:    Nathan A. Chapman, Jr., Earl U. Bravo, Sr.,
                      Theron Stokes and Robert Wallace

/_/    FOR ALL NOMINEES LISTED (EXCEPT AS         /_/    WITHHOLD AUTHORITY FOR
       INDICATED BELOW)                                  ALL NOMINEES LISTED

To withhold authority to vote for any nominee, write that nominee's name in the space provided.
         -----------------------------------------------------------------------

                                                                   For           Against         Abstain
2.      RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN LLP         /_/             /_/             /_/
        AS INDEPENDENT AUDITORS.
3.      IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO         /_/             /_/             /_/
        VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
        BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                            MARK HERE FOR ADDRESS
-------------------------------          CHANGE AND NOTE SUCH CHANGE                     /_/
                                                   AT LEFT
-------------------------------

Please sign. Persons acting in a fiduciary capacity should so indicate. PLEASE NOTE any change of address and supply any missing Zip Code number.


Signature:                                           Date:
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Signature:                                           Date:
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